April 15, 2016
DREYFUS CASH MANAGEMENT
Supplement to Prospectus offering Agency Shares dated June 1, 2015
The following changes will take effect on October 10, 2016
The following will replace any contrary information in the section of the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares—How to Buy Shares":
Name of Fund	Fund Calculates NAV at:
Dreyfus Cash Management	3:00 p.m.